UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2004

BLOUNT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11549	63-0780521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4909 SE International Way, Portland, Oregon	97222
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 653-8881

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 1, 2004, Blount, Inc. a wholly-owned subsidiary of Blount International, Inc., completed the First Amendment to the Amended and Restated Senior Credit Amendment among Blount, Inc., Blount International, Inc., Dixon Industries, Inc., Fabtek Corporation, Frederick Manufacturing Corporation, Gear Products, Inc., Omark Properties, Inc., Windsor Forestry Tools LLC, Blount Canada Ltd., the lenders party thereto and the agents party thereto.  This Amendment, among other things, provided for the repayment of the Second Collateral Institutional Loan with the proceeds from the new Incremental Term Loan B.  This Amendment is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements.

(a)  Financial Statements of Business Acquired

    None

(b)  Pro Forma Financial Information

    None

(c)  Exhibits 99.1.  Amendment No. 1 to the Amended and Restated Senior Credit Amendment

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 3, 2004	Blount International, Inc.,
By: /s/ Richard H. Irving, III
Name: Richard H. Irving, III Title: Senior Vice President, General Counsel and Secretary

3

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Amendment No. 1 to Blount Inc.’s Amended and Restated Senior Credit Amendment

4